UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2005

STRATUS SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-15789 (Commission File Number)	22-3499261 (IRS Employer Identification Number)
500 Craig Road, Suite 201 Manalapan, New Jersey 07726 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 866-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 -	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement
As reported in the Report on Form 10-Q of Stratus Services Group, Inc. (the “Company” or “Stratus”) for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on August 17, 2005, on August 11, 2005, the Company and Capital Temp Funds (the “Lender”) entered into an Amended and Restated Forbearance Agreement (the “Amended Forbearance Agreement”) whereby the Lender had again agreed to forbear from accelerating obligations and/or enforcing existing defaults until August 26, 2005.

Additionally, in connection with the Company and the Lender entering into the Amended Forbearance Agreement, the Company, the Lender and ALS, LLC (“ALS”) also entered into the ALS Forbearance, whereby ALS agreed to forbear, through August 25, 2005, from enforcing payment defaults under the Outsourcing Agreement between the Company and ALS, subject to certain conditions.

Since August 25, 2005, the Company, the Lender and ALS have entered into several additional extensions of the Amended Forbearance and the ALS Forbearance. The latest such extension, which was executed on November 23, 2005, extended both the Amended Forbearance Agreement and the ALS Forbearance for an additional period expiring on November 28, 2005, subject to the terms and conditions set forth therein.

Certain information included in this Report on Form 8-K and other Registrant filings (collectively, the “SEC filings”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC filings) contains or may contain forward looking information that is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from expected results.  Among these risks, trends and uncertainties are matters relating to conditions facing the staffing industry generally, continued operating losses and their effect on liquidity, the continued cooperation of the Registrant’s creditors, and the risks described in the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004.

Exhibit No. Description

10.59	Letter Agreement between the Company and ALS, LLC regarding further extension of Forbearance dated November 23, 2005.

10.60	Letter Agreement between the Company and Capital Temp Funds regarding further extension of Forbearance dated November 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUS SERVICES GROUP, INC.

Date: November 29, 2005	By:	/s/ Joseph J. Raymond

President and Chief Executive Officer